SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          ------------------------

                                  FORM 8-K

                               CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                   Of The Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):            November 17, 1999
                                              -----------------


              ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
              ------------------------------------------------
           (Exact name of registrant as specified in its charter)


   Delaware                 0-21456              06-1361276
----------------         ------------        -----------------
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          file number)        Identification No.)
 incorporation or
 organization)



488 Main Avenue, Norwalk, Connecticut                06851
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code:                            203-849-2500
                                                 ------------







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Item 5.     Other Events.
            -------------

            On November 17, 1999, the Registrant commenced a cash tender offer to purchase all of its outstanding 13-1/4% Senior Discount Notes due February 1, 2004 ("Notes") for $155 per $1,000 principal amount of Notes at maturity. The offer will expire at 12:00 Midnight, New York City time, on December 15, 1999, unless extended. At November 17, 1999, after giving effect to open market purchases of Notes by the Company between October 29, 1999 and November 17, 1999, $102.06 million principal amount at maturity of Notes were outstanding.


Item 7.     Financial Statements and Exhibits.
            ----------------------------------

      Exhibits.

            The exhibit filed as part of this Current Report on
Form 8-K is listed in the attached Index to Exhibits.
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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ELECTRONIC RETAILING SYSTEMS
                                     INTERNATIONAL, INC.



                                    By s/Jerry McAuliffe
                                       --------------------------------
                                       Jerry McAuliffe
                                       Vice President, Chief Financial
                                        Officer



Dated: November 30, 1999

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                              INDEX TO EXHIBITS

Exhibit                 Description
-------                 -----------

99 Registrant's Offer to Purchase for Cash Any and All of its Outstanding 13-1/4% Senior
                        Discount Notes dated November 17, 1999.